# SHENZHEN GUONING NEW ENERGY INVESTMENT CO. LIMITED

## SHAREHOLDER AUTHOZIATION AND CONSENT TO ACT

The shareholders of Shenzhen Guoning New Energy Investment Co. Limited unanimously agree and consent to the Company entering into the following agreements with Greenpower International Limited Group:

1. Business Operating Agreement (Exhibit A)
2. Equity Pledge Agreement (Exhibit B)
3. Business Consutlancy Agreement (Exhibit C)
4. Voting Right Proxy Agreement (Exhibit D)
5. Irrevocable Power of Attorney (Exhibit E)
6. Exclusive Option Agreement (Exhibit F)

IT IS AGREED AND APPROVED.

DATED:

ZHANG JIONG

LIU XIAOPING

LUO YONG

LI MOXIANG

ZHONG DIFAN

LIU JUNGUO

LIN QING

1

ZHOU LINGYU

TANG HONGMENG

WANG CANGSHA

HE DONG

WANG LILIN

LAI AIMIN

LIU QINGHAI

WANG HONG

LIN FANG

TANG XUEBING

LILI BELL

LIN XIAOWEI

2

JIN HUIYUAN

WANG PING

YAO GEPING

HE YONG

LIANG HONGYI

CHEN WEN

LI ZHONGLIANG

ZHANG WEI

CAO YINGFANG

GUAN HONG

ZOU SHAOJIE

LI CUILIAN

3

QIU ZUXIONG

GU ZIXIN

TIAN XINYU

LEI YING

XU FANG

YANG WENLI

HUANG YINDA

WU XIAOMEI

YE YUZHEN

ZOU WENCHU

WANG XIANQIANG

ZHOU DAN

4

XIAO ZHIWEN

ZHANG LI

CAI JIANMIN

ZHAO WENFENG

HE RENHUA

ZHOU GUSHENG

ZHOU JIESHENG

5

BUSINESS OPERATING AGREEMENT

DATED: ____________________

This business operating agreement(Hereafter “Agreement”) is entered into between Shenzhen Guoning New Energy Investment Co. LTD. (Hereafter “Guoning”) and Greenpower International Group Limited (Hereafter “Greenpower”).

It is agreed amongst the parties that:

1.	Greenpower will provide Guoning with guidance and instructions on Guoning’s daily operations, financial management and employment issues.

2.	Greenpower has the right to appoint or remove Guoning’s directors and executive officers.

3.	Greenpower agrees to guarantee Guoning’s performance under any agreements or arrangements relating to its business arrangements with any third party.

4.	Greenpower agrees to provide loans to support Guoning’s operation’s capital requirements and to provide a guarantee if the Guoning needs to apply for loans from a third party.

5.	Guoning agrees to pledge its accounts receivable and all of its assets to Greenpower.

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6.	The term of this agreement is for 100 years and may be extended at the option of Greenpower for an additional 100 year term.

7.	Greenpower is entitled to assign to a wholly-owned subsidiary, if one were set up in the future, all the rights to the Guoning as stated in this agreement.

8.	This agreement is effective upon signing by both parties.

DATED:	BY:	/s/ Jiong Zhang
Jiong Zhang
Shenzhen Guoning New Energy Investment Co. LTD

DATED:	BY:	/s/ Jiong Zhang
Jiong Zhang
Greenpower International Group Limited

2

EQUITY PLEDGE AGREEMENT

DATED: ____________________

Thisequity pledgeagreement(Hereafter “Agreement”) is entered into between Shenzhen Guoning New Energy Investment Co. LTD. (Hereafter “Guoning”) and Greenpower International Group Limited (Hereafter “Greenpower”).

It is agreed amongst the parties that:

1.	All the shareholders of Guoning pledge all of their equity interests in Guoning to Greenpower to guarantee its performance of its obligations under the Business Operating Agreement.

2.	If Guoning or its shareholders breaches their respective contractual obligations, Greenpower, as Pledge, will be entitled to certain rights, including the right to sell the pledged equity interests. The 100% shareholders of Guoning also agree that upon occurrence of default, Greenpower shall be granted an exclusive, irrevocable power of attorney to take actions in the place and stead of the 100% shareholders of Guoning to carry out the security provisions of the equity pledge agreement and take any action and execute any instruments that Greenpower deem necessary or advisable to accomplish the purpose of the equity pledge.

3.	100% of Guoning’s shareholders agree that they will not take any action that will reduce Greenpower’s equity interest in Gruoning or reduce the value of Greenpower’s equity interest in Guoning.

4.	Greenpower has the sole right to terminate this proxy.

5.	The term of this agreement is for 100 years and may be extended at the option of Greenpower for an additional 100 year term.

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6.	Greenpower is entitled to assign to a wholly-owned subsidiary, if one were set up in the future, all the rights to the Guoning as stated in this agreement.

7.	This agreement is effective upon signing by both parties.

DATED:	BY:	/s/ Jiong Zhang
Jiong Zhang
Shenzhen Guoning New Energy Investment Co. LTD

DATED:	BY:	/s/ Jiong Zhang
Jiong Zhang
Greenpower International Group Limited

2

BUSINESS CONSULTANCY AGREEMENT

DATED: ____________________

This business consultancyagreement(Hereafter “Agreement”) is entered into between Shenzhen Guoning New Energy Investment Co. LTD. (Hereafter “Guoning”) and Greenpower International Group Limited (Hereafter “Greenpower”).

It is agreed amongst the parties that:

1.	Greenpower will provide Guoning with consulting services and daily operational guidance and instructions on Guoning’s daily operations, financial management and employment issues.

2.	Guoning agrees to pay 100% of its net revenue for each fiscal year that this agreement is in place.

3.	Guoning agrees that it will not sell, assign, transfer or encumber any assets, intellectual rights, account receivable or any interest valued at $100 RMB or more without the written consent of Greenpower.

4.	The term of this agreement is for 100 years and may be extended at the option of Greenpower for an additional 100 year term.

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5.	Greenpower is entitled to assign to a wholly-owned subsidiary, if one were set up in the future, all the rights to the Guoning as stated in this agreement.

6.	This agreement is effective upon signing by both parties.

DATED:	BY:	/s/ Jiong Zhang
Jiong Zhang
Shenzhen Guoning New Energy Investment Co. LTD

DATED:	BY:	/s/ Jiong Zhang
Jiong Zhang
Greenpower International Group Limited

2

VOTING RIGHT PROXY AGREEMENT

DATED: ____________________

It is agreed amongst the parties that:

1. All the shareholders of Guoning irrevocably grant Greenpower (or its designated person) with the right to exercise the 100% shareholders of Guoning's voting rights and their other rights, including the attendance at and the voting of the all the shares held by 100% shareholders of Guoning at shareholders meetings (or by written consent in lieu of such meetings) in accordance with applicable laws and the Articles of Incorporation, including the rights to sell or transfer all or any of his equity interest in Guoning and appoint and vote for the directors and Chairman as the authorized representative of the shareholders of Guoning.

DATED: BY: ____________________
Jiong Zhang
Shenzhen Guoning New Energy Investment Co. LTD

DATED: BY: ____________________
Jiong Zhang
Greenpower International Group Limited

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IRREVOCABLE POWER OF ATTORNEY

I, Zhang, Jiong, in my capacity as Chairman of The Board of Shenzhen Guoning New Energy Investment Co. LTD and on behalf of Shenzhen Guoning New Energy Investment Co. LTD as authorized by its Board of Directors and Shareholders hereby appoint Greenpower International Group Limited of the British Virgin Islands, as Shenzhen Guoning New Energy Investment Co. LTD attorney in fact to act in its place without any limitations or restrictions except for those provided by law.

Shenzhen Guoning New Energy Investment Co. LTD further grants toGreenpower International Group Limited full authority to act in any manner both proper and necessary to the exercise of the foregoing powers; and hereby ratifies every act that Greenpower International Group Limited may lawfully perform in exercising the above powers.

For valuable consideration of $1,000, receipt of which is acknowledged, I grant to my attorney in fact the rights to certain revenues per agreement from Shenzhen Guoning New Energy Investment Co. LTD. I intend that this power of attorney be coupled with that interest. I declare this power of attorney to be irrevocable and renounce all right to revoke it or to appoint another person to perform the acts referred to in this instrument.

This power of attorney becomes effective upon the signature of Jiong Zhang.

DATED: October 26, 2011

By:	/s/ Jiong Zhang
Jiong Zhang, Chairman of TheBaord
Shenzhen Guoning New Energy Investment Co. LTD

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不可撤销的委托管理授权书

我，张炯，作为深圳国宁新能源投资有限公司的董事长，经董事会和股东们授权，现代表深圳国宁新能源投资有限公司，指定位于英属维尔京群岛的国宁绿能国际集团有限公司托管深圳国宁新能源投资有限公司，并拥有除法律规定以外的所有无期限和无限制的权利。

深圳国宁新能源投资有限公司进一步授权给国宁绿能国际集团有限公司，全权以任何适当的和必要的方式行使以上的授权；并特此批准，国宁绿能国际集团有限公司依法履行和行使上述权利。

以美金$1,000 元的价值互换的报偿，我承认国宁绿能国际有限公司，有决定分享从深圳国宁新能源投资有限公司产生的利润的权利，其意图是授权书与利益挂钩。因此，我宣布此托管授权书是不可撤销的，并放弃所有的，有权撤销或委托他人执行本托管授权书中提到的行为的权利。

此授权书经张炯签字后生效。

时间：2011 年 10 月 26 日

签字人：

张炯，董事长

深圳国宁新能源投资有限公司

EXCLUSIVE OPTION AGREEMENT

DATED: ____________________

This exclusive optionagreement(Hereafter “Agreement”) is entered into between Shenzhen Guoning New Energy Investment Co. LTD. (Hereafter “Guoning”) and Greenpower International Group Limited (Hereafter “Greenpower”).

It is agreed amongst the parties that:

1.	All the shareholders of Guoning irrevocably grant Greenpower (or its designated person) an exclusive option to purchase, to the extent permitted by law, all or part of the equity interest in Guoning for the minimum amount of consideration permitted by law.

2.	Greenpower has the sole right to decide when to exercise the option, whether in part or full.

3.	The term of this agreement is for 100 years and may be extended at the option of Greenpower for an additional 100 year term.

4.	Greenpower is entitled to assign to a wholly-owned subsidiary, if one were set up in the future, all the rights to the Guoning as stated in this agreement.

5.	This agreement is effective upon signing by both parties.

DATED:	BY:	/s/ Jiong Zhang
Jiong Zhang
Shenzhen Guoning New Energy Investment Co. LTD

DATED:	BY:	/s/ Jiong Zhang
Jiong Zhang
Greenpower International Group Limited

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